BROADVIEW OPPORTUNITY FUND Ticker: BVAOX SUMMARY PROSPECTUS | December 1, 2013 A NO-LOAD MUTUAL FUND

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.bvafunds.com. You can also get this information at no cost by calling (855) 846-1463. The Fund’s Prospectus and Statement of Additional Information, both dated December 1, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective: The Broadview Opportunity Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.21%
Total Annual Fund Operating Expenses	1.21%

(1)

The expense information in the table reflects current fees for the Fund, rather than those of the Fund’s predecessor, the FMI Focus Fund, pursuant to contracts entered into with the new service providers to the Fund for administrative, fund accounting, custodial, distribution and transfer agency services.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Year	10 Year
$123	$384	$665	$1,464

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2013, the portfolio turnover rate of the Predecessor Fund (defined below) was 70% of the average value of its portfolio.

Principal Investment Strategies: The Fund may invest in stocks of companies of all sizes, but primarily invests in small- to medium-capitalization (namely, less than $5 billion market capitalization) United States companies that have substantial capital appreciation potential. Many of these companies have little or no following by the major stock brokerage firms. The Fund looks for stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects. The Fund conducts extensive research on each prospective investment. The Fund’s portfolio managers, at times deemed appropriate to the then current market conditions, may find it necessary to trade more aggressively than normal, which may result in a portfolio turnover rate above the Fund’s historical average portfolio turnover rate.

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•

The security has achieved its value potential;

•

Such sale is necessary for portfolio diversification;

•

Changing fundamentals signal a deteriorating value potential; or

•

Other securities have a better value potential.

Principal Risks: Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals and a high tolerance for risk:

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Management Risk: The strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investment vehicles having similar investment strategies.

•

Stock Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In recent years, U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties.

•

Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

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Small Capitalization Companies Risk: Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies. There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices. Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

•

Value Investing Risk: The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

Performance: Pursuant to an Agreement and Plan of Reorganization between Broadview Funds Trust (the “Trust”), on behalf of the Fund, and FMI Funds, Inc., on behalf of the FMI Focus Fund (the “Predecessor Fund”), the Fund acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of the Fund on November 29, 2013 (the “Reorganization”).  The Fund is a newly formed series of the Trust and had no operations prior to the Reorganization.  The Predecessor Fund was a series of FMI Funds, Inc., a registered open-end investment company that commenced operations on December 12, 1996.  As a result of the Reorganization, the Fund will be the accounting successor of the Predecessor Fund.  Prior to November 29, 2013, Broadview Advisors, LLC (the “Adviser”) served as sub-adviser to the Predecessor Fund and another investment adviser served as the investment adviser to the Predecessor Fund.  The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Predecessor Fund’s performance from year to year and by showing how the average annual returns over time compare to the performance of the Russell 2500® Index, the Russell 2000® Index and the Russell 2000® Growth Index.  A fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  Updated performance information is available on the Fund’s website at http://www.bvafunds.com.

Calendar Year Returns as of December 31

During the ten year period shown on the bar chart, the Predecessor Fund’s highest total return for a quarter was 25.25% (quarter ended September 30, 2009) and the lowest total return for a quarter was -23.77% (quarter ended December 31, 2008). The Predecessor Fund’s calendar year-to-date return as of September 30, 2013 was 31.86%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (IRAs).

Average Annual Total Returns (for the periods ended December 31, 2012)	One Year	Five Years	Ten Years
Return before taxes	13.33%	6.69%	10.37%
Return after taxes on distributions	12.85%	5.74%	9.17%
Return after taxes on distributions and sale of Fund shares	9.25%	5.46%	8.79%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	4.34%	9.80%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%

In order to more accurately represent the investment strategy of the Fund, the Russell 2500® Index has replaced the Russell 2000® Index as the primary benchmark index for the Fund, and the Russell 2000® Index has replaced the Russell 2000® Growth Index as the secondary benchmark index for the Fund. The Russell 2500® Index measures the performance of the small- to mid-cap segment of the U.S. equity universe. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which comprises the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. A direct investment in an index is not possible.

Investment Adviser: Broadview Advisors, LLC serves as the investment adviser for the Fund.

Portfolio Managers: The investment portfolio of the Fund is managed by the Adviser. All investment decisions for the Fund are made by a team of investment professionals representing the Adviser, any of whom may make recommendations subject to the final approval of Richard E. Lane. Mr. Lane has been a portfolio manager of the Fund since its inception in November 2013 and served as portfolio manager of the Predecessor Fund from October 1997 until the Reorganization. Mr. Lane founded the Adviser in 2001 and currently serves as its President. The Fund’s other portfolio managers are Aaron J. Garcia, who has been with the Adviser since 2003 and is currently a portfolio manager; Faraz

Farzam, who has been with the Adviser since 2001 and is currently a portfolio manager; and Richard J. Whiting, who has been with the Adviser since 2001 and currently serves as the Manager of the Adviser’s Trading Department and a portfolio manager.

Purchase and Sale of Fund Shares: The minimum initial investment amount for all new accounts is $1,000. The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts. You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open. You may purchase and redeem Fund shares: through the mail (Broadview Opportunity Fund, c/o ALPS Fund Services, Inc., P.O. Box 1920, Denver, CO 80201) or overnight delivery (Broadview Opportunity Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203); by wire transfer; by telephone at (855) 846-1463; or through a financial intermediary. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the financial intermediary regarding the hours during which orders may be placed.

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon the withdrawal of money from such tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. If made, these payments may create conflicts of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.